WELCOME

2012 Annual Meeting of Stockholders

May 2, 2012

James J. Brownson, Chairman

QCR Holdings, Inc.
a relationship driven organization™

U.S. Banking Industry



$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Assets $Trillions
$7.6
JPM
$2.3
BAC
$2.1
C
$1.9
WFC
$1.3
$6.3
70
Insitutions
The number of U.S. banks in existence has been cut in half over the past 20 years or so and despite the recent slowdown in M&A, the secular trend of consolidation will continue (15,158 FDIC insured institutions in 1990)
83% of institutions in the U.S. have less than $1.0B in assets
$1.2
457
Insitutions
550
Insitutions
$0.4
$0.8
5,127
Insitutions
Top 4
>$10B
$1 - $10B
$500M - $1B
<$500M

Note: Institutions exclude mutuals, subsidiaries of foreign companies, industrial banks and non-depository trust banks.
Source: SNL Financial LC ; Data as

Consolidation to Come

- There will be a significant wave of consolidation among community banks
  - Factors for buyers:
    - Low near-term prospects for revenue and loan growth
    - Search for earnings growth and greater efficiencies
    - Need to diversify business mix and build scale
  - Factors for sellers:
    - Increasing regulatory costs / capital requirements
    - Need for scale
    - Management / Board fatigue
    - Credit uncertainty
    - Inability access capital markets
- Many of the benefits will flow to buyers instead of sellers
  - Buyers will not accept earnings dilution and will have limited willingness to accept tangible book value dilution
  - Buyers will not pay (share) as much for cost savings as they have in previous years

Number of Institutions by Asset Size


Community Bank Targets
Emerging Consolidators with Access to Capital
Regional Bank Consolidators
2,500
2,000
1,500
1,000
500
-
2,109
2,062
956
550
410
47
36
38
Less than $100M
$100M to $250M
$200M to $500M
$500M to $1B
$1B to $5B
$5B to $10B
$10B to $25B
Greater than $25B

Note: Institutions exclude mutuals, subsidiaries of foreign companies, industrial banks and non-depository trust banks.
Source: SNL Financial LC ; Data as

Economies of Scale

- There is a strong correlation between asset size and the efficiency of an organization, as economies of scale offer larger institutions a significant advantage over smaller peers
- Recent regulations and reforms will increase operation costs for all financial institutions, but the increase will be felt most by smaller institutions
- Banks that can't improve earnings or are weighed down by high expense bases may be forced to sell


Efficiency Ratio
80%
75%
70%
65%
60%
55%
<$100M
$100M - $250M
$250M - $500M
$500M - $1B
$1B - $5B
$5B - $10B
Total Assets


Non-Interest Expense to Average Assets
3.25%
3.15%
3.05%
2.95%
2.85%
2.75%
2.65%
2.55%
<$100M
$100M - $250M
$250M - $500M
$500M - $1B
$1B - $5B
$5B - $10B
Total Assets


Assets / Employees ($M)
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
<$100M
$100M - $250M
$250M - $500M
$500M - $1B
$1B - $5B
$5B - $10B
Total Assets


Pre-Tax Pre LLP Core Income / Average Assets
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
<$100M
$100M - $250M
$250M - $500M
$500M - $1B
$1B - $5B
$5B - $10B
Total Assets

Source: SNL Financial LC; data represents median results for banks and thrifts with total assets less than $10 billion; data as of 12/31/11

QCR Holdings, Inc.

Financial Overview

Todd A. Gipple
Executive Vice President
Chief Operating Officer
Chief Financial Officer

QCR HOLDINGS, INC.
a relationship driven organization™

SEC Disclosure

Some of the information we will be providing today falls under the guidelines for forward-looking statements as defined by the SEC.

As part of these guidelines, we must point out that any statements made during this meeting that discuss our hopes, beliefs, expectations or predictions of the future are forward-looking statements, and our actual results could differ materially from those projected. Additional information on these factors is included from time to time in our 10-K and 10-Q filings which can be obtained by contacting the Company or the SEC.

QCR Holdings, Inc.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	$50,662	$49,864	$54,145
Non-interest income	15,547	15,406	17,462
Non-interest expense	(46,937)	(48,549)	(50,993)
Income before provision	19,272	16,721	20,614
Provision expense	(16,976)	(7,464)	(6,616)
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	($0.46)	$0.53	$0.92

QCR Holdings, Inc.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	**$50,662**	**$49,864**	**$54,145**
Non-interest income	15,547	15,406	17,462
Non-interest expense	(46,937)	(48,549)	(50,993)
Income before provision	19,272	16,721	20,614
Provision expense	(16,976)	(7,464)	(6,616)
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	($0.46)	$0.53	$0.92

- Grew net interest income by $3.5M or 7% during the two year period.
- Grew total assets from $1.78 Billion to $1.97 Billion.
- Net interest margin contracted slightly, down from 3.14% to 3.08%.
- Significant changes in funding mix.

QCR Holdings, Inc.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	$50,662	$49,864	$54,145
Non-interest income	**15,547**	**15,406**	**17,462**
Non-interest expense	(46,937)	(48,549)	(50,993)
Income before provision	19,272	16,721	20,614
Provision expense	(16,976)	(7,464)	(6,616)
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	($0.46)	$0.53	$0.92

- Grew non-interest income by $1.9M or 12% during the two year period.
- Does include some “one-time” gains on the sale of investment securities of $1.5M in both 2009 and 2011. None in 2010.
- Increased gains on sale of loans from $1.7M to $2.6M, or 53% and changed mix to include a larger portion of SBA/USDA vs. more volatile residential real estate business.
- Grew our Wealth Management fees from $4.4M to $5.5M, or 25%.
- Grew deposit service fees from $3.3M to $3.5M, or 5%.

QCR HOLDINGS, INC.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	$50,662	$49,864	$54,145
Non-interest income	15,547	15,406	17,462
Non-interest expense	**(46,937)**	**(48,549)**	**(50,993)**
Income before provision	19,272	16,721	20,614
Provision expense	(16,976)	(7,464)	(6,616)
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	($0.46)	$0.53	$0.92

- Non-interest expense grew 8.6% during the two year period.
- More modest growth of 3.3% in 2011, excluding the $832K prepayment fees on FHLB advances.
- Heightened awareness and focus on managing future expense growth and improving our efficiency ratio.

QCR HOLDINGS, INC.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	$50,662	$49,864	$54,145
Non-interest income	15,547	15,406	17,462
Non-interest expense	(46,937)	(48,549)	(50,993)
Income before provision	19,272	16,721	20,614
Provision expense	**(16,976)**	**(7,464)**	**(6,616)**
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	($0.46)	$0.53	$0.92

- Provision peaked in 2009 at $17M and was $6.6M in 2011.
- Continued improvement in our overall asset quality and Q1 2012 provision expense was only $780K.
- Mix of our non-performing assets continues to improve with 29% of our NPA's being accruing-restructured loans vs. nonaccrual loans or other real estate.
- Total NPA's are now less than 2% of total assets at March 31, 2012.

QCR Holdings, Inc.
a relationship driven organization

Summary of Financial Results 2009 - 2011

	2009	2010	2011
Net interest income	$50,662	$49,864	$54,145
Non-interest income	15,547	15,406	17,462
Non-interest expense	(46,937)	(48,549)	(50,993)
Income before provision	19,272	16,721	20,614
Provision expense	(16,976)	(7,464)	(6,616)
Income before taxes	2,296	9,257	13,998
Income taxes	(247)	(2,449)	(3,868)
Net Income	$2,049	$6,808	$10,130
Earnings (Loss) Per Share	**($0.46)**	**$0.53**	**$0.92**

- Excluding the impact of the repurchase of the Treasury warrant in the third quarter of 2011, 2011 EPS was $1.18 - resulting in an increase in EPS of 123% in 2011.
- First quarter 2012 EPS was $0.48, which annualizes to $1.92 per share for all of 2012. Achieving this would represent a 63% increase in EPS in 2012.

QCR HOLDINGS, INC.
a relationship driven organization

In 2012 and subsequent years we will be focused on:

- Maintaining/improving net interest margin. Primarily mix of funding and mix of assets.
- Growing noninterest income.
- Closely managing our expense structure.
- Continued improvements in asset quality and resulting reductions in provision expense.
- Improving our efficiency ratio from the low 70's to the 60's.
- Continue to drive significant earnings and EPS growth.
- Long-term goal of self-generating additional tangible common equity to achieve a 6.00% TCE ratio, including conversion of Series E Preferred.
- Self-funding the redemption of our $40.1M in SBLF capital without a dilutive common equity raise.
- Rewarding our shareholders with significant improvements in shareholder value.

QCR HOLDINGS, INC.
a relationship driven organization™

QCR Holdings, Inc.

Driving Shareholder Value

Douglas M. Hultquist

President

Chief Executive Officer

QCR Holdings, Inc.
a relationship driven organization

QCR Holdings, Inc.

- *Great place to bank*
- *Great place to work*
- *Vital role in our communities*
- *Strong relationship with regulators*

Now: Time To Reward Shareholders

QCR Holdings, Inc.
a relationship driven organization

IPO – October 1993

# Shares	1,437,824
Splits	1,797,280
Common raises subsequent to IPO	963,642
Stock Options, etc	806,072
# Shares outstanding today	4,823,426

QCR HOLDINGS, INC.
a relationship driven organization

QCRH Stock Price compared to Nasdaq, Nasdaq Bank Index & S&P 500

$1,000 investment in 10/93 as if 3/31/2012 is worth $2,745

Average annual rate of return 5.6%


Closing Price -
QCR Holdings, Inc.
and NASDAQ Bank Index
$23.75
$21.75
$19.75
$17.75
$15.75
$13.75
$11.75
$9.75
$7.75
$5.75
$3.75
$3,650.00
$3,150.00
$2,650.00
$2,150.00
$1,650.00
$1,150.00
$650.00
Oct-93
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Mar-12
QCRH
IXBK

QCR
HOLDINGS, INC.
a relationship driven organization™


Closing Price -
QCR Holdings, Inc.
and
S&P 500 Index
$23.75
$21.75
$19.75
$17.75
$15.75
$13.75
$11.75
$9.75
$7.75
$5.75
$3.75
1650
1450
1250
1050
850
650
450
QCRH
S&P 500
Oct-93
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Mar-12

QCR HOLDINGS, INC.
a relationship driven organization™

Composition of Stock Ownership

Insider by Ownership by all QCRH Directors and Executive Officers as disclosed in the 2012 proxy:

- Percentage: 18%
- # of Shares: 877,380

265 employees currently hold stock options
82% of our directors take their board fees in stock
13.2% of our 401(k) plan is in QCRH stock or $3,280,500.
188,463 shares have been purchased through the ESPP whereby employees contribute money every pay day towards a quarterly purchase which is purchased at an approximate 10% discount.

My 2012 incentive goals include improved stock price performance and trading volume.

I buy through 401(k), ESPP and on my own every month

QCR HOLDINGS, INC.
a relationship driven organization™

Investor Presentations

Updated on Website
8-K Filing

2011

- Presentation in each community
- 26 presentations to investment bankers, private equity firms, etc.
- 1 Firm writing research coverage

Plan for 2012

- Present to retail brokerage firms investment bankers, private equity, etc.
- Attend bank investor conferences
- Presentation in each community
- Add two more research analysts

QCR Holdings, Inc.
a relationship driven organization

QCRH: Lower Credit Costs Drive Results; Eyeing Partial SBLF Redemption; Increasing Estimates & Maintain Rating

FIG Partners

Ideas and Execution on Financial Institutions

Brian Martin, CFA
312-461-4346
bmartin@figpartners.com

March 19, 2012

QCRH — QCR Holdings, Inc.

Initiate Coverage at Outperform—Good Upside Exists Even With Low P/E & P/TB

Initiation of Coverage

We are initiating coverage on shares of Illinois based QCR Holdings, Inc. (QCRH) with an Outperform rating and a 12 month price target of $12 per share. Our 2012 and 2013 EPS estimates are $1.26 and $1.47, respectively.

Company Profile

Headquartered in Moline Illinois, 165 miles west of Chicago, QCRH is a $2.0 Billion in asset Multi bank holding company operating 9 branches in northwest Illinois and east central Iowa. The company is a relationship oriented financial institution offering a broad range of financial products including trust & investment services to individuals and small to mid-sized businesses across its footprint. Formed in 1993 to capitalize on consolidation in the Quad Cities market, QCRH has since expanded its reach to Cedar Rapids, Iowa and Rockford, Illinois. Its three banking subsidiaries: Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, and Rockford Bank and Trust Company account for 57%, 28%, and 15% of banking assets. The company has $1.1 Billion in trust assets under management and $480 million in brokerage assets. m2 Lease Funds, LLC is an 80% owned subsidiary of Quad City

Ticker (exchange)	QCRH	NASDAQ
Price (date)	$10.62	3/16/2012
Market Cap ($M)	$51.2	BIX Index: 343.51
Avg. Volume ($ Vol)	2	$25
Annual Dividend (Yield)	$0.08	0.75%

Industry Type: Bank
Headquarters: Moline, IL
Date Established:

FIG Research Rating: "Outperform"
Price Target: $12.00

	1YR Forward	Multiple	Price
Normalized EPS	$1.26	9.5x	$12.00
Tangible Book	**$17.24**	**0.70x**	**$12.00**

Implied Gain/Loss versus Current Price: 13.0%


QCRH (QCR Holdings, Inc.) Nasdaq CM
©StockCharts.com
13-Mar-2012 Op 10.20 Hi 10.24 Lo 10.20 Cl 10.24 Vol 300 Chg +0.23 (+2.30%)
QCRH (Daily) 10.24
Initiate Coverage "Outperform"
13.0
12.5
12.0
11.5
11.0
9.5
9.0
8.5
8.0
7.5
7.0
Apr
Jul
Oct
10
Apr
Jul
Oct
11
Apr
Jul
Oct
12

ESTIMATES

	2010	2011	2012	2013
Q1	$0.04	$0.23	$0.26	$0.32
Q2	$0.16	$0.34	$0.30	$0.36
Q3	$0.24	$0.00	$0.35	$0.39
Q4	$0.14	$0.35	$0.36	$0.40
FY	$0.58	$0.92	$1.26	$1.47
P/E	33.7x	22.6x	16.4x	14.1x

	2012	2013
Tangible Book per Share:	$17.24	$18.76
Pre-Tax Pre-Provision EPS:	$4.56	$4.69
Pre-Pre ROAA	1.13%	1.14%

Ideas & Execution on Financial Institutions

FIG Partners, LLC (Member FINRA, SIPC)
1175 Peachtree St., 100 Colony Square, Suite 2250, Atlanta, GA 30361 — 866-344-2657 — Fax: 404-591-6004
350 S. Figueroa St., Suite 650, Los Angeles, CA 90071 — 213-620-9556 — Fax: 213-620-1963

Please see important disclosures regarding FIG Partners' equity rating system, distribution of ratings, and other report disclosures on the last page of this report.

QCR Holdings, Inc.
a relationship driven organization

QCR Holdings, Inc.

a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$ 1.97 Billion in assets

$ 1.21 Billion in deposits

$ 1.20 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.76 Million

Ownership:
Company Benefit Plans 11.3%
Institutional & Mutual Funds 12.6%
Insiders 15.77%



QCR HOLDINGS, INC.
a relationship driven organization®

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.11 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $566 Million in Assets

2005 Rockford Bank & Trust* – Currently $313 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $102 Million in Assets. CAGR of 17% since acquisition.

Assets as of December 31, 2011

* De Novo

QCR HOLDINGS, INC.

a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR HOLDINGS, INC.
a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth[2]	Median Household Income	Projected Median HHI Growth[1]
Chicago-Joliet-Naperville, IL-IN-WI	$292,823.5	255	3,227	9,739,919	1.86 %	$65,796	16.57 %
Saint Louis, MO-IL	$71,700.4	142	965	2,851,619	1.94	$57,102	12.33
Omaha-Council Bluffs, NE-IA	$21,725.5	74	336	858,393	4.43	$59,323	12.71
Des Moines, IA	$16,160.4	52	225	574,520	9.01	$60,341	12.04
Bloomington-Normal, IL	$12,440.7	29	67	169,259	4.34	$60,946	14.49
Davenport-Moline-Rock Island, IA-IL	$7,296.7	40	161	380,829	0.84	$51,378	14.53
Peoria, IL	$6,510.1	42	164	376,630	0.64	$54,351	15.63
Rockford, IL	$5,222.0	26	106	359,336	4.33	$57,928	14.51
Springfield, IL	$5,117.9	30	98	207,610	0.96	$54,980	14.77
Champaign-Urbana, IL	$4,765.6	37	109	226,238	1.46	$49,172	13.60
Cedar Rapids, IA	$4,687.0	40	107	260,153	4.89	$58,568	11.59
Ottawa-Streator, IL	$3,620.4	34	87	154,197	-0.08	$51,349	14.64
Iowa City, IA	$2,877.4	23	59	154,108	8.57	$51,060	14.30
Sioux City, IA-NE-SD	$2,749.5	33	79	144,026	-0.05	$50,045	14.20
Waterloo-Cedar Falls, IA	$2,652.5	23	69	166,332	1.15	$48,949	14.87
Dubuque, IA	$2,387.6	11	42	94,162	2.71	$49,575	13.73
Quincy, IL-MO	$1,974.7	23	47	77,214	-0.91	$42,226	15.84
Kankakee-Bradley, IL	$1,925.9	18	43	113,887	4.31	$52,809	14.87
Paducah, KY-IL	$1,901.0	16	45	98,492	0.32	$41,331	12.84
Galesburg, IL	$1,839.8	18	35	70,365	-3.42	$44,784	15.18
Decatur, IL	$1,824.6	15	41	108,924	-2.88	$48,641	15.38
Ames, IA	$1,747.8	20	40	89,494	5.65	$50,631	14.83
Cape Girardeau-Jackson, MO-IL	$1,713.7	18	46	94,657	2.65	$43,234	17.29
Sterling, IL	$1,328.5	16	30	59,369	-1.16	$51,286	15.13
Effingham, IL	$1,292.9	11	21	34,451	-0.13	$48,536	14.19
High	**$292,823.5**	**255**	**3,227**	**9,739,919**	**9.01 %**	**$65,796**	**17.29 %**
Low	**$1,292.9**	**11**	**21**	**34,451**	**-3.42**	**$41,331**	**11.59**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**
QCRH Franchise Weighted Average	**$1,218.8**		**9**	**1,000,318**	**2.39 %**	**$54,647**	**13.58 %**

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2006-2011

	2006	2007	2008	2009	2010	2011	2012 Q1 Annualized
Net interest income	$29,896	$34,352	$44,623	$50,662	$49,864	$54,145	$56,812
Non-interest income	10,998	13,499	13,931	15,547	15,406	17,462	15,828
Non-interest expense	(34,063)	(35,734)	(42,334)	(46,937)	(48,549)	(50,993)	(50,952)
Pre-tax pre-provision	6,831	12,117	16,220	19,272	16,721	20,614	21,688
Provision expense	(3,284)	(2,336)	(9,222)	(16,976)	(7,464)	(6,616)	(3,120)
Income before taxes	3,547	9,781	6,998	2,296	9,257	13,998	18,568
Income taxes	(724)	(2,893)	(1,735)	(247)	(2,449)	(3,868)	(4,956)
Income from continuing operations	2,823	6,888	5,263	2,049	6,808	10,130	13,612
Income (loss) from discontinued operations	245	(723)	1,734	-	-	-	-
Net income	3,068	6,165	6,997	2,049	6,808	10,130	13,612
Less: net income attributable to non controlling interests	266	388	288	277	221	438	664
Net income attributable to QCR Holdings, Inc.	$2,802	$5,777	$6,709	$1,772	$6,587	$9,692	$12,984

QCR Holdings, Inc.
a relationship driven organization®

Proxy Peer Comparisons

	QCR Holdings, Inc.	QCBT*	CRBT	RBT	Average	Median
Assets	$2.0 Billion	$1.1 Billion	$560 Million	$294 Million	$2.3 Billion	$2.0 Billion
Total Capital	13.8%	13.0%	14.4%	15.3%	14.9%	14.6%
TCE	3.9%	N/A	N/A	N/A	7.7%	7.8%
Texas Ratio	25.3%	20.2%	16.6%	27.7%	32.2%	23.7%
NPAs/Assets	2.0%	1.8%	1.8%	3.5%	3.0%	2.1%
ROAA	0.5%	0.8%	0.9%	0.2%	1.0%	1.0%
ROAE	7.1%	9.5%	9.8%	1.3%	11.5%	10.7%
Efficiency	72.0%	61.9%	59.0%	73.7%	62.3%	59.6%
Price/Tangible Book	57.2%	N/A	N/A	N/A	118.5%	128.4%

NOTE: Data as of and for the year ended December 31, 2011. Data at regulatory level.

* Reported as QCBT Consolidated which includes 80% of m2 Lease Funds, LLC

QCR HOLDINGS, INC.

a relationship driven organization®

Book Value of Common Stock Vs. Market Value


IN MILLIONS OF DOLLARS
Book Value
Market Value
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Macatawa Bank Corporation	MCBC	9.39
Mercantile Bank Corporation	MBWM	6.04
West Suburban Bancorp, Inc.	WNRP	5.79
Great Southern Bancorp, Inc.	GSBC	5.38
Enterprise Financial Services Corp	EFSC	3.73
Heartland Financial USA, Inc.	HTLF	3.07
MainSource Financial Group, Inc.	MSFG	2.79
First Busey Corporation	BUSE	2.74
CoBiz Financial Inc.	COBZ	2.68
Lakeland Financial Corporation	LKFN	2.19
First Financial Corporation	THFF	2.09
First Business Financial Services, Inc.	FBIZ	2.05
MidWestOne Financial Group, Inc.	MOFG	2.00
Bank of Kentucky Financial Corporation	BKYF	1.99
West Bancorporation, Inc.	WTBA	1.80
Horizon Bancorp	HBNC	1.48
S.Y. Bancorp, Inc.	SYBT	1.46
Hills Bancorporation	HBIA	1.33
First Mid-Illinois Bancshares, Inc.	FMBH	1.18
German American Bancorp, Inc.	GABC	1.10
AVERAGE:	-	3.01
MEDIAN:	-	2.14
QCR HOLDINGS, INC.	**QCRH**	**1.97**

Source: SNL Financial 12/31/11

NPAs / TOTAL ASSETS



QCRH
Median
3.50
3.00
2.50
2.00
1.50
1.00
4Q'08
1Q'09
2Q'09
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11

Finance Industry is still struggling with Image

Top 9 Most Disliked U.S. Companies

9. Wells Fargo*
8. Comcast
7. New Corp
6. Citigroup*
5. JP Morgan Chase*
4. BP
3. Bank of America*
2. Goldman Sachs*
1. AIG*

*Financial entity

QCR Holdings, Inc.
a relationship driven organization

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Larry Helling
Cathie Whiteside
John Engelbrecht
Todd Gipple
Rand Westlund
Doug Hultquist
Jill DeKeyser
Tom Budd
Charlie Bullock
John Anderson
Bill Tank
John Rodriguez
Vic Quinn
John McEvoy

QCR HOLDINGS, INC.

a relationship driven organization®